Exhibit 99.1

Ryman Hospitality Properties, Inc. Reports Second Quarter 2021 Results

NASHVILLE, Tenn. (August 3, 2021) – Ryman Hospitality Properties, Inc. (NYSE: RHP), a lodging real estate investment trust (“REIT”) specializing in group-oriented, destination hotel assets in urban and resort markets, today reported financial results for the second quarter ended June 30, 2021.

Second Quarter 2021 Highlights and Recent Developments:

•	Net Loss in second quarter improved sequentially to $(63.0) million from $(117.1) million on 103.0% revenue growth

•	Consolidated Adjusted EBITDAre for the second quarter was approximately $28.2 million, primarily driven by improvement in group performance during June

•	Since the outset of the pandemic and through the end of second quarter 2021, rebooked approximately 1.9 million room nights, or 66% of total room nights cancelled as a result of COVID-19

•	Serviced approximately 114,000 group room nights in the second quarter and approximately 141,000 have been realized year to date

•	Average monthly cash burn for the second quarter of 2021 was approximately $1 million[1]; currently expect third quarter cash flow to continue the positive momentum seen in June

•	With the July 1 reopening of Gaylord National, all hotels and entertainment venues are now open and operating at full capacities

Colin Reed, Chairman and Chief Executive Officer of Ryman Hospitality Properties, said, “I am encouraged by the trends we saw across our businesses in the second quarter, and I am particularly pleased with the positive inflection in cash flow we witnessed during the month of June. Our businesses were improving steadily through April and May, but the final month of the second quarter accelerated and we were able to generate over $28 million in Adjusted EBITDAre on a consolidated basis, representing a welcome change from the last few quarters. The momentum continues to build and is not limited to leisure customers, as evidenced by the over 114,000 group room nights serviced in the second quarter. It appears that this key customer segment is beginning to return, and while we will continue to monitor the progression of the delta variant and COVID-19 cases across the country, our current business on the books for the second half of 2021 gives us confidence in the remainder of the year.

1 We define monthly cash burn/cash flow as Adjusted EBITDAre less cash interest expense and debt service. For second quarter 2021, consolidated Adjusted EBITDAre was $28.2 million, cash interest expense was $29.3 million, and debt service was $1.3 million. For a reconciliation of the non-GAAP financial measure Adjusted EBITDAre to Net Income/(Loss), see “Supplemental Financial Results” below.

Our entertainment businesses, dedicated to the growing popularity of the country music genre, are also experiencing positive momentum with many of our venues on pace to meet or exceed 2019 in terms of the number of scheduled performances during the second half of 2021. Our Ole Red venues are also seeing strong demand, and Nashville, home to the Ryman Auditorium and Grand Ole Opry House, lifted all of its capacity restrictions in mid-May. We are excited to see all of our customers again as they return to in-person dining and live entertainment.”

Second Quarter 2021 Results (As Compared to Second Quarter 2020):

	Three Months Ended				Six Months Ended
($ in thousands, except per share amounts)	June 30,				June 30,
	2021	2020	% ∆		2021	2020	% ∆
Total Revenue	$170,861	$14,681	1063.8%		$255,036	$327,711	-22.2%

Operating Loss (1)	$(30,947)	$(140,735)	78.0%		$(110,504)	$(135,985)	18.7%
Operating Loss margin	-18.1%	-958.6%	940.5	pt	-43.3%	-41.5%	-1.8	pt

Net (Loss) available to common shareholders (1) (2) (3)	$(57,919)	$(173,492)	66.6%		$(162,440)	$(220,008)	26.2%
Net (Loss) available to common shareholders margin	-33.9%	-1181.7%	1,147.8	pt	-63.7%	-67.1%	3.4	pt
Net (Loss) available to common shareholders per diluted share	$(1.05)	$(3.16)	66.8%		$(2.95)	$(4.00)	26.3%

Adjusted EBITDAre	$28,155	$(65,241)	143.2%		$5,706	$1,634	249.2%
Adjusted EBITDAre margin	16.5%	-444.4%	460.9	pt	2.2%	0.5%	1.7	pt
Adjusted EBITDAre, excluding noncontrolling interest in consolidated joint venture	$28,428	$(63,113)	145.0%		$6,723	$(3,944)	270.5%
Adjusted EBITDAre, excluding noncontrolling interest in consolidated joint venture margin	16.6%	-429.9%	446.5	pt	2.6%	-1.2%	3.8	pt

Funds From Operations (FFO) available to common shareholders and unit holders (1) (2) (3)	$(6,825)	$(128,093)	94.7%		$(66,790)	$(129,853)	48.6%
FFO available to common shareholders and unit holders per diluted share/unit	$(0.12)	$(2.33)	94.8%		$(1.20)	$(2.36)	49.2%

Adjusted FFO available to common shareholders and unit holders	$(1,647)	$(90,702)	98.2%		$(52,152)	$(58,272)	10.5%
Adjusted FFO available to common shareholders and unit holders per diluted share/unit	$(0.03)	$(1.65)	98.2%		$(0.94)	$(1.06)	11.3%

(1)	For the three and six months ended June 30, 2020, includes approximately $19.1 million and $25.0 million, respectively, in credit losses on held-to-maturity securities.
(2)	For the six months ended June 30, 2020, includes $26.7 million for income tax valuation allowances.
(3)	For the three and six months ended June 30, 2020, includes $15.0 million of expense related to the termination of the potential Block 21 acquisition.

Note: For the Company’s definitions of Adjusted EBITDAre, Adjusted EBITDAre margin, Adjusted EBITDAre, excluding noncontrolling interest in consolidated joint venture, Adjusted EBITDAre, excluding noncontrolling interest in consolidated joint venture margin, FFO available to common shareholders and unit holders, and Adjusted FFO available to common shareholders and unit holders, as well as a reconciliation of the non-GAAP financial measure Adjusted EBITDAre to Net Income/(Loss) and a reconciliation of the non-GAAP financial measure Adjusted FFO available to common shareholders and unit holders to Net Income/(Loss), see “Non-GAAP Financial Measures,” “EBITDAre, Adjusted EBITDAre and Adjusted EBITDAre, Excluding Noncontrolling Interest in Consolidated Joint Ventures Definition,” “Adjusted EBITDAre, Excluding Noncontrolling Interest in Consolidated Joint Venture Margin Definition” “FFO, Adjusted FFO, and Adjusted FFO available to common shareholders and unit holders Definition” and “Supplemental Financial Results” below.

Hospitality Segment

($ in thousands, except ADR, RevPAR, and Total RevPAR)

	Three Months Ended				Six Months Ended
	June 30,				June 30,
	2021	2020	% ∆		2021	2020	% ∆
Hospitality Revenue (1)	$135,688	$10,305	1216.7%		$205,490	$295,976	-30.6%

Hospitality Operating Income/(Loss) (1) (2) (5)	$(27,317)	$(119,332)	77.1%		$(90,860)	$(100,189)	9.3%
Hospitality Adjusted EBITDAre (1) (5)	$25,968	$(47,689)	154.5%		$14,079	$28,475	-50.6%

Hospitality Performance Metrics (1) (3)
Occupancy	32.9%	1.7%	31.2	pt	24.7%	29.4%	-4.7	pt
Average Daily Rate (ADR)	$202.12	$181.66	11.3%		$197.97	$201.51	-1.8%
RevPAR	$66.51	$3.05	2080.7%		$48.98	$59.20	-17.3%
Total RevPAR	$145.63	$11.20	1200.3%		$111.58	$160.85	-30.6%

Gross Definite Rooms Nights Booked	659,469	733,209	-10.1%		1,100,639	1,021,980	7.7%
Net Definite Rooms Nights Booked	371,540	(206,518)	279.9%		337,831	(622,272)	154.3%
Group Attrition (as % of contracted block)	19.8%	93.9%	74.1	pt	25.2%	38.3%	13.1	pt
Cancellations ITYFTY (4)	137,360	659,117	-79.2%		416,984	1,218,565	-65.8%

(1)	Gaylord National closed on March 25, 2020 and remained closed throughout second quarter 2021. The hotel reopened on July 1, 2021.
(2)	For the three and six months ended June 30, 2020, includes approximately $19.1 million and $25.0 million, respectively, in credit losses on held-to-maturity securities.
(3)	Calculation of hospitality performance metrics includes closed hotel room nights available. ADR is for occupied rooms.
(4)	"ITYFTY" represents In The Year For The Year.
(5)	For the three and six months ended June 30, 2021, includes approximately $3.2 million and $3.0 million, respectively, in credits, which each are net of $3.7 million of payroll tax credits afforded under the 2020 Coronavirus Aid, Relief, and Economic Security Act (the "CARES" Act). For the three and six months ended June 30, 2020, includes approximately $10.2 million and $20.5 million, respectively, in COVID-19 related costs.

Note: For the Company’s definitions of Revenue Per Available Room (RevPAR) and Total Revenue Per Available Room (Total RevPAR), see “Calculation of RevPAR, Total RevPAR, and Occupancy” below. Property-level results and operating metrics for second quarter 2021 are presented in greater detail below and under “Supplemental Financial Results—Hospitality Segment Adjusted EBITDAre Reconciliations and Operating Metrics,” which includes a reconciliation of the non-GAAP financial measures Hospitality Adjusted EBITDAre to Hospitality Operating Income/(Loss), and property-level Adjusted EBITDAre to property-level Operating Income/(Loss) for each of the hotel properties.

Hospitality Segment Highlights

•	Occupancy at open hotels was 40.9% in the second quarter of 2021, with both Gaylord Palms and Gaylord Texan achieving occupancy levels over 60% in the month of June

•	Gaylord Palms led the brand in occupancy, generating 52.2% occupancy in the second quarter of 2021, which includes the 302 rooms added during its recently completed expansion

•	Trend of organic bookings relative to re-bookings accelerated throughout the second quarter, reaching 63% of total bookings in June, up from 52% in April and 54% in May

•	Gaylord National reopened on July 1 and the rooms renovation project was completed on time and on budget

Gaylord Opryland

($ in thousands, except ADR, RevPAR, and Total RevPAR)

	Three Months Ended				Six Months Ended
	June 30,				June 30,
	2021	2020	% ∆		2021	2020	% ∆
Revenue	$45,002	$1,320	3309.2%		$66,761	$77,447	-13.8%
Operating Income/(Loss)	$3,201	$(23,004)	113.9%		$(8,549)	$(8,999)	5.0%
Operating Income/(Loss) margin	7.1%	-1742.7%	1,749.8	pt	-12.8%	-11.6%	-1.2	pt
Adjusted EBITDAre	$11,755	$(14,204)	182.8%		$8,273	$7,316	13.1%
Adjusted EBITDAre margin	26.1%	-1076.1%	1,102.2	pt	12.4%	9.4%	3.0	pt

Occupancy (1)	40.2%	0.9%	39.3	pt	29.3%	30.6%	-1.3	pt
Average daily rate (ADR)	$216.09	$172.28	25.4%		$214.22	$194.22	10.3%
RevPAR (1)	$86.88	$1.55	5505.2%		$62.76	$59.51	5.5%
Total RevPAR (1)	$171.23	$5.02	3311.0%		$127.71	$147.34	-13.3%

(1) Calculation of hospitality performance metrics includes closed hotel room nights available.

•	In June 2021, Gaylord Opryland reached occupancy levels of approximately 59% at an ADR that was approximately $20 higher than June 2019.

Gaylord Palms

($ in thousands, except ADR, RevPAR, and Total RevPAR)

	Three Months Ended				Six Months Ended
	June 30,				June 30,
	2021	2020	% ∆		2021	2020	% ∆
Revenue	$32,702	$814	3917.4%		$47,819	$46,189	3.5%
Operating Income/(Loss)	$2,380	$(13,801)	117.2%		$(3,637)	$(6,729)	46.0%
Operating Income/(Loss) margin	7.3%	-1695.5%	1,702.8	pt	-7.6%	-14.6%	7.0	pt
Adjusted EBITDAre	$9,001	$(8,480)	206.1%		$8,608	$4,118	109.0%
Adjusted EBITDAre margin	27.5%	-1041.8%	1,069.3	pt	18.0%	8.9%	9.1	pt

Occupancy (1)	52.2%	0.8%	51.4	pt	38.9%	31.7%	7.2	pt
Average daily rate (ADR)	$199.63	$129.79	53.8%		$197.28	$215.60	-8.5%
RevPAR (1)	$104.17	$1.01	10,213.9%		$76.82	$68.29	12.5%
Total RevPAR (1)	$232.64	$6.31	3,586.8%		$178.42	$179.23	-0.5%

(1)	Calculation of hospitality performance metrics includes closed hotel room nights available; includes 302 expansion rooms completed beginning in April 2021.

•	In June 2021, Gaylord Palms reached occupancy levels of approximately 67%, and transient ADR was more than $28 higher than June 2019.

Gaylord Texan

($ in thousands, except ADR, RevPAR, and Total RevPAR)

	Three Months Ended				Six Months Ended
	June 30,				June 30,
	2021	2020	% ∆		2021	2020	% ∆
Revenue	$34,069	$5,472	522.6%		$52,427	$61,468	-14.7%
Operating Income/(Loss)	$3,278	$(12,097)	127.1%		$(1,503)	$1,282	-217.2%
Operating Income/(Loss) margin	9.6%	-221.1%	230.7	pt	-2.9%	2.1%	-5.0	pt
Adjusted EBITDAre	$9,472	$(5,703)	266.1%		$10,920	$14,139	-22.8%
Adjusted EBITDAre margin	27.8%	-104.2%	132.0	pt	20.8%	23.0%	-2.2	pt

Occupancy (1)	43.7%	5.0%	38.7	pt	33.2%	30.6%	2.6	pt
Average daily rate (ADR)	$203.43	$185.45	9.7%		$198.82	$203.14	-2.1%
RevPAR (1)	$88.88	$9.20	866.1%		$66.06	$62.23	6.2%
Total RevPAR (1)	$206.39	$33.15	522.6%		$159.68	$186.18	-14.2%

(1)	Calculation of hospitality performance metrics includes closed hotel room nights available.

•	In June 2021, Gaylord Texan reached occupancy levels of approximately 66% at an ADR of over $209, which was more than $16 higher than June 2019.

Gaylord National

($ in thousands, except ADR, RevPAR, and Total RevPAR)

	Three Months Ended				Six Months Ended
	June 30,				June 30,
	2021	2020	% ∆		2021	2020	% ∆
Revenue (1)	$2,311	$529	336.9%		$3,568	$49,923	-92.9%
Operating (Loss)	$(15,051)	$(40,063)	62.4%		$(29,574)	$(52,984)	44.2%
Operating (Loss) margin	-651.3%	-7573.3%	6,922.0	pt	-828.9%	-106.1%	-722.8	pt
Adjusted EBITDAre	$(6,474)	$(12,260)	47.2%		$(12,810)	$(10,947)	-17.0%
Adjusted EBITDAre margin	-280.1%	-2317.6%	2,037.5	pt	-359.0%	-21.9%	-337.1	pt

Occupancy (2)	0.0%	0.0%	0.0	pt	0.0%	26.0%	-26.0	pt
Average daily rate (ADR)	$0.00	$0.00	NA		$0.00	$207.14	-100.0%
RevPAR (2)	$0.00	$0.00	NA		$0.00	$53.77	-100.0%
Total RevPAR (2)	$12.72	$2.91	337.1%		$9.87	$137.42	-92.8%

(1)	Revenue for the three and six months ended June 30, 2021 and for the three months ended June 30, 2020 consisted primarily of attrition and cancellation fees.
(2)	Calculation of hospitality performance metrics includes closed hotel room nights available.

•	Subsequent to the quarter’s end, Gaylord National opened on July 1, 2021 and is now fully operational (after being closed since March 25, 2020).

Gaylord Rockies

($ in thousands, except ADR, RevPAR, and Total RevPAR)

	Three Months Ended				Six Months Ended
	June 30,				June 30,
	2021	2020	% ∆		2021	2020	% ∆
Revenue	$18,338	$1,806	915.4%		$30,308	$56,404	-46.3%
Operating (Loss) (1)	$(20,596)	$(28,269)	27.1%		$(45,295)	$(30,008)	-50.9%
Operating (Loss) margin	-112.3%	-1565.3%	1,453.0	pt	-149.4%	-53.2%	-96.2	pt
Adjusted EBITDAre (1)	$2,021	$(5,597)	136.1%		$13	$15,273	-99.9%
Adjusted EBITDAre margin	11.0%	-309.9%	320.9	pt	0.0%	27.1%	-27.1	pt

Occupancy (2)	25.7%	0.8%	24.9	pt	21.6%	29.1%	-7.5	pt
Average daily rate (ADR)	$199.69	$394.44	-49.4%		$189.92	$206.04	-7.8%
RevPAR (2)	$51.38	$3.29	1461.7%		$40.98	$59.96	-31.7%
Total RevPAR (2)	$134.25	$13.22	915.5%		$111.55	$206.47	-46.0%

(1)	Operating loss and Adjusted EBITDAre for Gaylord Rockies for the three and six months ended June 30, 2021 exclude forgiven asset management fees previously owed to RHP of $0.4 million and $0.3 million, respectively. Operating Loss and Adjusted EBITDAre for Gaylord Rockies for the three and six months ended June 30, 2020 exclude asset management fees owed to RHP of $0.0 and $0.6 million, respectively.
(2)	Calculation of hospitality performance metrics includes closed hotel room nights available.

•	In June 2021, Gaylord Rockies reached occupancy levels of approximately 40%, and transient ADR was more than $42 higher than June 2019.

•	During May 2021, the Company acquired the remaining 35% of Gaylord Rockies along with 130 acres of adjacent land for $210 million.

Entertainment Segment

For the three and six months ended June 30, 2021, and 2020, the Company reported the following:

	Three Months Ended				Six Months Ended
	June 30,				June 30,
($ in thousands)	2021	2020	% ∆		2021	2020	% ∆
Revenue	$35,173	$4,376	703.8%		$49,546	$31,735	56.1%
Operating Income/(Loss)(1)	$5,913	$(13,124)	145.1%		$(2,007)	$(18,910)	89.4%
Operating Income/(Loss) margin	16.8%	-299.9%	316.7	pt	-4.1%	-59.6%	55.5	pt
Adjusted EBITDAre(1)	$8,290	$(10,342)	180.2%		$2,829	$(13,622)	120.8%
Adjusted EBITDAre margin	23.6%	-236.3%	259.9	pt	5.7%	-42.9%	48.6	pt

(1)	Total COVID-19 related costs were approximately $0.4 million and $4.1 million during the three and six months ended June 30, 2020, respectively, and consisted primarily of wages and benefits costs for furloughed employees.

Reed continued, “The performance of our entertainment business during this quarter is reflective of the pent-up demand for live entertainment and in-person gatherings. This momentum has helped drive the number of shows and events scheduled at the Grand Ole Opry and the Ryman Auditorium for the second half of 2021 to exceed the number scheduled during the same period in 2019. During the month of June, both Ole Red Nashville and Ole Red Gatlinburg exceeded revenue and Adjusted EBITDA generated during the same time in 2019, and we are excited to build on this enthusiasm throughout the rest of 2021 and into 2022.”

Corporate and Other Segment

For the three and six months ended June 30, 2021, and 2020, the Company reported the following:

	Three Months Ended			Six Months Ended
	June 30,			June 30,
($ in thousands)	2021	2020	% ∆	2021	2020	% ∆
Operating Loss(1)	$(9,543)	$(8,279)	-15.3%	$(17,637)	$(16,886)	-4.4%
Adjusted EBITDAre(1)	$(6,103)	$(7,210)	15.4%	$(11,202)	$(13,219)	15.3%

(1)	Total COVID-19 related costs were approximately $0.3 million and $0.5 million during the three and six months ended June 30, 2020, respectively, and consisted primarily of wages and benefits costs for furloughed employees.

Reed concluded, “Roughly a year and a half ago, at the onset of the pandemic, we took decisive actions to protect our workers, our communities, and our business. While the COVID-19 pandemic supersedes past crises in scope and scale, we have not wavered in our commitment to continue investing in the future of this Company, and the completion of our Gaylord Palms expansion, the renovation of Gaylord National, and our acquisition of the remaining 35% of Gaylord Rockies, put us in an enviable position to take advantage of a recovering travel industry. Though challenges certainly remain, I’m proud of this team and I recognize the achievements we’ve made this past year and the path we have traveled. I want to again express my tremendous gratitude for and pride in the efforts our employees continue to make every day across our operating businesses. More than ever, I am excited today about the long-term opportunities for our business and I remain confident in our team, our business model, and the long-term strength of our Company.”

Dividend Update

The Company suspended its regular quarterly dividend payments following the payment of the first quarter 2020 dividend payment, which was made in April 2020. The Board has not reinstituted the dividend.

Balance Sheet/Liquidity Update

As of June 30, 2021, the Company had total debt outstanding of $2,970.1 million, net of unamortized deferred financing costs, and unrestricted cash of $71.6 million. As of June 30, 2021, $225.0 million was drawn under the revolving credit line of the Company’s credit facility, and the lending banks had issued $0.3 million in letters of credit, which left $474.7 million of availability for borrowing under the credit facility.

On May 27, 2021, the Company entered into an at-the-market (ATM) equity distribution agreement that allows the Company to issue and sell up to 4 million shares of stock through sales agents. No shares were issued under the ATM agreement during the three and six months ended June 30, 2021.

Earnings Call Information

Ryman Hospitality Properties will hold a conference call to discuss this release today at 10 a.m. ET. Investors can listen to the conference call over the Internet at www.rymanhp.com. To listen to the live call, please go to the Investor Relations section of the website (Investor Relations/Presentations, Earnings and Webcasts) at least 15 minutes prior to the call to register and download any necessary audio software. For those who cannot listen to the live broadcast, a replay will be available shortly after the call and will be available for at least 30 days.

About Ryman Hospitality Properties, Inc.

Ryman Hospitality Properties, Inc. (NYSE: RHP) is a leading lodging and hospitality real estate investment trust that specializes in upscale convention center resorts and country music entertainment experiences. The Company’s core holdings, Gaylord Opryland Resort & Convention Center, Gaylord Palms Resort & Convention Center, Gaylord Texan Resort & Convention Center, Gaylord National Resort & Convention Center, and Gaylord Rockies Resort & Convention Center, are five of the top 10 largest non-gaming convention center hotels in the United States based on total indoor meeting space. These convention center resorts operate under the Gaylord Hotels brand and are managed by Marriott International. The Company also owns two adjacent ancillary hotels and a small number of attractions managed by Marriott International for a combined total of 10,412 rooms and more than 2.7 million square feet of total indoor and outdoor meeting space in top convention and leisure destinations across the country. The Company’s Entertainment segment includes a growing collection of iconic and emerging country music brands, including the Grand Ole Opry; Ryman Auditorium, WSM 650 AM; Ole Red and Circle, a country lifestyle media network the Company owns in a joint-venture with Gray Television. The Company operates its Entertainment segment as part of a taxable REIT subsidiary. Visit RymanHP.com for more information.

Cautionary Note Regarding Forward-Looking Statements

This press release contains statements as to the Company’s beliefs and expectations of the outcome of future events that are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. You can identify these statements by the fact that they do not relate strictly to historical or current facts. Examples of these statements include, but are not limited to, statements regarding the future performance of our business, the impact of COVID-19 on travel, transient and group demand, the effects of COVID-19 on our results of operations, rebooking efforts, our liquidity, monthly cash expenses and cash flow, recovery of group business to pre-pandemic levels, anticipated business levels and anticipated financial results for the Company during future periods, and other business or operational issues. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from the statements made. These include the risks and uncertainties associated with the COVID-19 pandemic, including the effects of the COVID-19 pandemic on us and the hospitality and entertainment industries generally, the effects of the COVID-19 pandemic on the demand for travel, transient and group business (including government-imposed restrictions), levels of consumer confidence in the safety of travel and group gathering as a result of COVID-19, the duration and severity of the COVID-19 pandemic in the United States and the pace of recovery following the COVID-19 pandemic, the duration and severity of the COVID-19 pandemic in the markets where our assets are located, governmental restrictions on our businesses, economic conditions affecting the hospitality business generally, the geographic concentration of the Company’s hotel properties, business levels at the Company’s hotels, the Company’s ability to remain qualified as a REIT for federal income tax purposes, the Company’s ability to execute its strategic goals as a REIT, the Company’s ability to generate cash flows to support dividends, the suspension of our dividend and our dividend policy, including the frequency and amount of any dividend we may pay, and the Company’s ability to borrow funds pursuant to its credit agreement. Other factors that could cause operating and financial results to differ are described in the filings made from time to time by the Company with the U.S. Securities and Exchange Commission (SEC) and include the risk factors and other risks and uncertainties described in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 and its Quarterly Reports on Form 10-Q and subsequent filings. The Company does not undertake any obligation to release publicly any revisions to forward-looking statements made by it to reflect events or circumstances occurring after the date hereof or the occurrence of unanticipated events.

Additional Information

This release should be read in conjunction with the consolidated financial statements and notes thereto included in our most recent annual report on Form 10-K. Copies of our reports are available on our website at no expense at www.rymanhp.com and through the SEC’s Electronic Data Gathering Analysis and Retrieval System (“EDGAR”) at www.sec.gov.

Calculation of RevPAR, Total RevPAR, and Occupancy

We calculate revenue per available room (“RevPAR”) for our hotels by dividing room revenue by room nights available to guests for the period. Room nights available to guests include nights the hotels are closed. We calculate total revenue per available room (“Total RevPAR”) for our hotels by dividing the sum of room revenue, food & beverage and other ancillary services revenue by room nights available to guests for the period. Rooms out of service for renovation are included in room nights available. For the three and six months ended June 30, 2021 and 2020, the calculation of RevPAR and Total RevPAR in our tabular presentations has not been changed as a result of the COVID-19 pandemic and the resulting hotel closures and is consistent with prior periods. The closure of our Gaylord Hotel properties, including Gaylord National, which reopened July 1, 2021, and reopening under capacity restrictions has resulted in the significant decrease in performance reflected in these metrics for the three and six months ended June 30, 2021. Occupancy figures reflect an additional 302 rooms available at Gaylord Palms beginning in April 2021.

Calculation of GAAP Margin Figures

We calculate Net Income available to common shareholders margin by dividing GAAP consolidated Net Income available to common shareholders by GAAP consolidated Total Revenue. We calculate consolidated, segment or property-level Operating Income Margin by dividing consolidated, segment or property-level GAAP Operating Income by consolidated, segment or property-level GAAP Revenue.

Non-GAAP Financial Measures

We present the following non-GAAP financial measures we believe are useful to investors as key measures of our operating performance:

EBITDAre, Adjusted EBITDAre and Adjusted EBITDAre, Excluding Noncontrolling Interest in Consolidated Joint Ventures Definition

We calculate EBITDAre, which is defined by the National Association of Real Estate Investment Trusts (“NAREIT”) in its September 2017 white paper as net income (calculated in accordance with GAAP) plus interest expense, income tax expense, depreciation and amortization, gains or losses on the disposition of depreciated property (including gains or losses on change in control), impairment write-downs of depreciated property and of investments in unconsolidated affiliates caused by a decrease in the value of depreciated property or the affiliate, and adjustments to reflect the entity’s share of EBITDAre of unconsolidated affiliates.

Adjusted EBITDAre is then calculated as EBITDAre, plus to the extent the following adjustments occurred during the periods presented:

•	preopening costs;

•	non-cash lease expense;

•	equity-based compensation expense;

•	impairment charges that do not meet the NAREIT definition above;

•	credit losses on held-to-maturity securities;

•	any transaction costs of acquisitions;

•	interest income on bonds;

•	loss on extinguishment of debt;

•	pension settlement charges;

•	pro rata Adjusted EBITDAre from unconsolidated joint ventures; and

•	any other adjustments we have identified herein.

We then exclude noncontrolling interests in consolidated joint ventures to calculate Adjusted EBITDAre, Excluding Noncontrolling Interest in Consolidated Joint Venture.

We use EBITDAre, Adjusted EBITDAre and Adjusted EBITDAre, Excluding Noncontrolling Interest in Consolidated Joint Venture to evaluate our operating performance. We believe that the presentation of these non-GAAP metrics provides useful information to investors regarding our operating performance and debt leverage metrics, and that the presentation of these non-GAAP metrics, when combined with the primary GAAP presentation of net income, is beneficial to an investor’s complete understanding of our operating performance. We make additional adjustments to EBITDAre when evaluating our performance because we believe that presenting Adjusted EBITDAre and Adjusted EBITDAre, Excluding Noncontrolling Interest in Consolidated Joint Venture provides useful information to investors regarding our operating performance and debt leverage metrics.

Adjusted EBITDAre, Excluding Noncontrolling Interest in Consolidated Joint Venture Margin Definition

We calculate consolidated Adjusted EBITDAre, Excluding Noncontrolling Interest in Consolidated Joint Venture Margin by dividing consolidated Adjusted EBITDAre, Excluding Noncontrolling Interest in Consolidated Joint Venture by GAAP consolidated Total Revenue. We calculate consolidated, segment or property-level Adjusted EBITDAre Margin by dividing consolidated, segment-, or property-level Adjusted EBITDAre by consolidated, segment-, or property-level GAAP Revenue. We believe Adjusted EBITDAre, Excluding Noncontrolling Interest in Consolidated Joint Venture Margin is useful to investors in evaluating our operating performance because this non-GAAP financial measure helps investors evaluate and compare the results of our operations from period to period by presenting a ratio showing the quantitative relationship between Adjusted EBITDAre, Excluding Noncontrolling Interest in Consolidated Joint Venture and GAAP consolidated Total Revenue or segment or property-level GAAP Revenue, as applicable.

FFO, Adjusted FFO, and Adjusted FFO available to common shareholders and unit holders Definition

We calculate FFO, which definition is clarified by NAREIT in its December 2018 white paper as net income (calculated in accordance with GAAP) excluding depreciation and amortization (excluding amortization of deferred financing costs and debt discounts), gains and losses from the sale of certain real estate assets, gains and losses from a change in control, impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciated real estate held by the entity, income (loss) from consolidated joint ventures attributable to noncontrolling interest, and pro rata adjustments for unconsolidated joint ventures.

To calculate Adjusted FFO available to common shareholders and unit holders, we then exclude, to the extent the following adjustments occurred during the periods presented:

•	right-of-use asset amortization;

•	impairment charges that do not meet the NAREIT definition above;

•	write-offs of deferred financing costs;

•	amortization of debt discounts or premiums and amortization of deferred financing costs;

•	(gains) losses on extinguishment of debt

•	non-cash lease expense;

•	credit loss on held-to-maturity securities;

•	pension settlement charges;

•	additional pro rata adjustments from unconsolidated joint ventures;

•	(gains) losses on other assets;

•	transaction costs on acquisitions;

•	deferred income tax expense (benefit); and

•	any other adjustments we have identified herein.

To calculate adjusted FFO available to common shareholders and unit holders (excluding maintenance capex), we then exclude FF&E reserve for managed properties and maintenance capital expenditures for non-managed properties. FFO available to common shareholders and unit holders and Adjusted FFO available to common shareholders and unit holders and Adjusted FFO available to common shareholders and unit holders (excluding maintenance capex) exclude the ownership portion of Gaylord Rockies joint venture not controlled or owned by the Company.

Beginning in the third quarter of 2020, we refer to unitholders in these measures, reflecting outstanding OP units issued to noncontrolling interests for the first time during third quarter 2020.

We believe that the presentation of these non-GAAP financial measures provide useful information to investors regarding the performance of our ongoing operations because each presents a measure of our operations without regard to specified non-cash items such as real estate depreciation and amortization, gain or loss on sale of assets and certain other items, which we believe are not indicative of the performance of our underlying hotel properties. We believe that these items are more representative of our asset base than our ongoing operations. We also use these non-GAAP financial measures as measures in determining our results after considering the impact of our capital structure.

We caution investors that non-GAAP financial measures we present may not be comparable to similar measures disclosed by other companies, because not all companies calculate these non-GAAP measures in the same manner. The non-GAAP financial measures we present, and any related per share measures, should not be considered as alternative measures of our Net Income (Loss), operating performance, cash flow or liquidity. These non-GAAP financial measures may include funds that may not be available for our discretionary use due to functional requirements to conserve funds for capital expenditures and property acquisitions and other commitments and uncertainties. Although we believe that these non-GAAP financial measures can enhance an investor’s understanding of our results of operations, these non-GAAP financial measures, when viewed individually, are not necessarily better indicators of any trend as compared to GAAP measures such as Net Income (Loss), Operating Income (Loss), or cash flow from operations.

Investor Relations Contacts:	Media Contacts:
Mark Fioravanti, President & Chief Financial Officer	Shannon Sullivan, Vice President Corporate and Brand Communications
Ryman Hospitality Properties, Inc.	Ryman Hospitality Properties, Inc.
(615) 316-6588	(615) 316-6725
mfioravanti@rymanhp.com	ssullivan@rymanhp.com
~or~	~or~
Todd Siefert, Senior Vice President Corporate Finance & Treasurer	Robert Winters
Ryman Hospitality Properties, Inc.	Alpha IR Group
(615) 316-6344	(929) 266-6315
tsiefert@rymanhp.com	robert.winters@alpha-ir.com

RYMAN HOSPITALITY PROPERTIES, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

Unaudited

(In thousands, except per share data)

	Three Months Ended		Six Months Ended
	Jun. 30		Jun. 30
	2021	2020	2021	2020
Revenues :
Rooms	$61,971	$2,802	$90,199	$108,930
Food and beverage	45,619	1,510	63,794	147,260
Other hotel revenue	28,098	5,993	51,497	39,786
Entertainment	35,173	4,376	49,546	31,735
Total revenues	170,861	14,681	255,036	327,711

Operating expenses:
Rooms	15,039	4,472	24,516	36,780
Food and beverage	33,748	11,891	53,077	95,702
Other hotel expenses	61,365	45,045	115,922	135,519
Management fees	2,149	(563)	2,902	4,929
Total hotel operating expenses	112,301	60,845	196,417	272,930
Entertainment	25,639	13,457	44,330	42,803
Corporate	8,978	7,258	16,506	15,394
Preopening costs	217	700	616	1,501
Gain on sale of assets	-	-	(317)	(1,261)
Credit loss on held-to-maturity securities	-	19,145	-	24,973
Depreciation and amortization	54,673	54,011	107,988	107,356
Total operating expenses	201,808	155,416	365,540	463,696

Operating loss	(30,947)	(140,735)	(110,504)	(135,985)

Interest expense, net of amounts capitalized	(29,847)	(30,042)	(60,643)	(59,400)
Interest income	1,451	1,854	2,821	4,225
Loss on extinguishment of debt	-	-	(2,949)	-
Loss from consolidated joint ventures	(1,910)	(1,820)	(3,519)	(3,715)
Other gains and (losses), net	(173)	(16,755)	201	(16,560)
Loss before income taxes	(61,426)	(187,498)	(174,593)	(211,435)

Provision for income taxes	(1,623)	(161)	(5,577)	(26,960)
Net loss	(63,049)	(187,659)	(180,170)	(238,395)

Net loss attributable to noncontrolling interest in consolidated joint venture	4,708	14,167	16,501	18,387
Net loss attributable to noncontrolling interest in Operating Partnership	422	-	1,229	-
Net loss available to common shareholders	$(57,919)	$(173,492)	$(162,440)	$(220,008)

Basic loss per share available to common shareholders	$(1.05)	$(3.16)	$(2.95)	$(4.00)
Diluted loss per share available to common shareholders	$(1.05)	$(3.16)	$(2.95)	$(4.00)

Weighted average common shares for the period:
Basic	55,058	54,974	55,026	54,943
Diluted	55,058	54,974	55,026	54,943

RYMAN HOSPITALITY PROPERTIES, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

Unaudited

(In thousands)

	Jun. 30	Dec. 31,
	2021	2020
ASSETS:
Property and equipment, net of accumulated depreciation	$3,104,336	$3,117,247
Cash and cash equivalents - unrestricted	71,612	56,697
Cash and cash equivalents - restricted	17,013	23,057
Notes receivable	71,972	71,923
Trade receivables, net	36,937	20,106
Prepaid expenses and other assets	103,545	100,494
Intangible assets	146,885	166,971
Total assets	$3,552,300	$3,556,495

LIABILITIES AND EQUITY:
Debt and finance lease obligations	$2,970,145	$2,658,008
Accounts payable and accrued liabilities	238,460	203,121
Dividends payable	332	843
Deferred management rights proceeds	172,173	172,724
Operating lease liabilities	108,283	107,569
Deferred income tax liabilities, net	5,838	665
Other liabilities	82,888	92,779
Noncontrolling interest in consolidated joint venture	-	100,969
Total equity (deficit)	(25,819)	219,817
Total liabilities and equity	$3,552,300	$3,556,495

RYMAN HOSPITALITY PROPERTIES, INC. AND SUBSIDIARIES

SUPPLEMENTAL FINANCIAL RESULTS

ADJUSTED EBITDAre RECONCILIATION

Unaudited

(in thousands)

	Three Months Ended Jun. 30,				Six Months Ended Jun. 30,
	2021		2020		2021		2020
	$	Margin	$	Margin	$	Margin	$	Margin
Consolidated
Revenue	$170,861		$14,681		$255,036		$327,711
Net loss	$(63,049)	-36.9%	$(187,659)	-1278.2%	$(180,170)	-70.6%	$(238,395)	-72.7%
Interest expense, net	28,396		28,188		57,822		55,175
Provision for income taxes	1,623		161		5,577		26,960
Depreciation & amortization	54,673		54,011		107,988		107,356
(Gain) loss on sale of assets	-		6		(317)		(1,255)
Pro rata EBITDAre from unconsolidated joint ventures	19		6		34		9
EBITDAre	21,662	12.7%	(105,287)	-717.2%	(9,066)	-3.6%	(50,150)	-15.3%
Preopening costs	217		700		616		1,501
Non-cash lease expense	1,085		1,141		2,173		2,258
Equity-based compensation expense	3,146		2,189		5,668		4,419
Pension settlement charge	566		-		566		-
Credit loss on held-to-maturity securities	-		19,145		-		24,973
Interest income on Gaylord National bonds	1,404		1,733		2,725		3,198
Loss on extinguishment of debt	-		-		2,949		-
Transaction costs of acquisitions	75		15,138		75		15,435
Adjusted EBITDAre	$28,155	16.5%	$(65,241)	-444.4%	$5,706	2.2%	$1,634	0.5%
Adjusted EBITDAre of noncontrolling interest in consolidated joint venture	273		2,128		1,017		$(5,578)
Adjusted EBITDAre, excluding noncontrolling interest in consolidated joint venture	$28,428	16.6%	$(63,113)	-429.9%	$6,723	2.6%	$(3,944)	-1.2%

Hospitality segment
Revenue	$135,688		$10,305		$205,490		$295,976
Operating loss	$(27,317)	-20.1%	$(119,332)	-1158.0%	$(90,860)	-44.2%	$(100,189)	-33.9%
Depreciation & amortization	50,487		49,588		99,635		99,357
Gain on sale of assets	-		-		(317)		(1,261)
Preopening costs	217		59		615		166
Non-cash lease expense	1,102		1,118		2,206		2,231
Credit loss on held-to-maturity securities	-		19,145		-		24,973
Interest income on Gaylord National bonds	1,404		1,733		2,725		3,198
Transaction costs of acquisitions	75		-		75		-
Adjusted EBITDAre	$25,968	19.1%	$(47,689)	-462.8%	$14,079	6.9%	$28,475	9.6%

Entertainment segment
Revenue	$35,173		$4,376		$49,546		$31,735
Operating income (loss)	$5,913	16.8%	$(13,124)	-299.9%	$(2,007)	-4.1%	$(18,910)	-59.6%
Depreciation & amortization	3,621		3,402		7,222		6,507
Preopening costs	-		641		1		1,335
Non-cash lease (revenue) expense	(17)		23		(33)		27
Equity-based compensation	664		392		1,131		690
Transaction costs of acquisitions	-		138		-		435
Pro rata adjusted EBITDAre from unconsolidated joint ventures	(1,891)		(1,814)		(3,485)		(3,706)
Adjusted EBITDAre	$8,290	23.6%	$(10,342)	-236.3%	$2,829	5.7%	$(13,622)	-42.9%

Corporate and Other segment
Operating loss	$(9,543)		$(8,279)		$(17,637)		$(16,886)
Depreciation & amortization	565		1,021		1,131		1,492
Other gains and (losses), net	(173)		(1,749)		201		(1,554)
Equity-based compensation	2,482		1,797		4,537		3,729
Pension settlement charge	566		-		566		-
Adjusted EBITDAre	$(6,103)		$(7,210)		$(11,202)		$(13,219)

RYMAN HOSPITALITY PROPERTIES, INC. AND SUBSIDIARIES

SUPPLEMENTAL FINANCIAL RESULTS

FUNDS FROM OPERATIONS ("FFO") AND ADJUSTED FFO RECONCILIATION

Unaudited

(in thousands, except per share data)

	Three Months Ended Jun. 30,		Six Months Ended Jun. 30,
	2021	2020	2021	2020
Consolidated
Net loss	$(63,049)	$(187,659)	$(180,170)	$(238,395)
Noncontrolling interest in consolidated joint venture	4,708	14,167	16,501	18,387
Net loss available to common shareholders and unit holders	(58,341)	(173,492)	(163,669)	(220,008)
Depreciation & amortization	54,636	53,974	107,914	107,282
Adjustments for noncontrolling interest	(3,139)	(8,581)	(11,069)	(17,138)
Pro rata adjustments from joint ventures	19	6	34	11
FFO available to common shareholders and unit holders	(6,825)	(128,093)	(66,790)	(129,853)

Right-of-use asset amortization	37	37	74	74
Non-cash lease expense	1,085	1,141	2,173	2,258
Pension settlement charge	566	-	566	-
Credit loss on held-to-maturity securities	-	19,145	-	24,973
Gain on other assets	-	-	(317)	(1,261)
Write-off of deferred financing costs	-	235	-	235
Amortization of deferred financing costs	2,170	1,957	4,379	3,851
Amortization of debt premiums	(70)	(67)	(140)	(134)
Loss on extinguishment of debt	-	-	2,949	-
Adjustments for noncontrolling interest	(77)	(277)	(294)	(491)
Transaction costs of acquisitions	75	15,138	75	15,435
Deferred tax expense	1,392	82	5,173	26,641
Adjusted FFO available to common shareholders and unit holders	$(1,647)	$(90,702)	$(52,152)	$(58,272)
Capital expenditures (1)	(16,435)	(1,778)	(16,587)	(15,497)
Adjusted FFO available to common shareholders and unit holders (ex. maintenance capex)	$(18,082)	$(92,480)	$(68,739)	$(73,769)

Basic net loss per share	$(1.05)	$(3.16)	$(2.95)	$(4.00)
Diluted net loss per share	$(1.05)	$(3.16)	$(2.95)	$(4.00)

FFO available to common shareholders and unit holders per basic share/unit	$(0.12)	$(2.33)	$(1.20)	$(2.36)
Adjusted FFO available to common shareholders and unit holders per basic share/unit	$(0.03)	$(1.65)	$(0.94)	$(1.06)

FFO available to common shareholders per diluted share/unit	$(0.12)	$(2.33)	$(1.20)	$(2.36)
Adjusted FFO available to common shareholders per diluted share/unit	$(0.03)	$(1.65)	$(0.94)	$(1.06)

Weighted average common shares and OP units for the period:
Basic	55,458	54,974	55,440	54,943
Diluted	55,458	54,974	55,440	54,943

(1) Represents FF&E reserve for managed properties and maintenance capital expenditures for non-managed properties. Note that beginning in March 2020, as a result of the COVID-19 pandemic, contributions to the FF&E reserve for managed properties have been temporarily suspended, although we have made voluntary contributions to fund the rooms renovation at Gaylord National.

RYMAN HOSPITALITY PROPERTIES, INC. AND SUBSIDIARIES

SUPPLEMENTAL FINANCIAL RESULTS

HOSPITALITY SEGMENT ADJUSTED EBITDAre RECONCILIATIONS AND OPERATING METRICS

Unaudited

(in thousands)

	Three Months Ended Jun. 30,				Six Months Ended Jun. 30,
	2021		2020		2021		2020
	$	Margin	$	Margin	$	Margin	$	Margin
Hospitality segment
Revenue	$135,688		$10,305		$205,490		$295,976
Operating loss	$(27,317)	-20.1%	$(119,332)	-1158.0%	$(90,860)	-44.2%	$(100,189)	-33.9%
Depreciation & amortization	50,487		49,588		99,635		99,357
Gain on sale of assets	-		-		(317)		(1,261)
Preopening costs	217		59		615		166
Non-cash lease expense	1,102		1,118		2,206		2,231
Credit loss on held-to-maturity securities	-		19,145		-		24,973
Interest income on Gaylord National bonds	1,404		1,733		2,725		3,198
Transaction costs of acquisitions	75		-		75		-
Adjusted EBITDAre	$25,968	19.1%	$(47,689)	-462.8%	$14,079	6.9%	$28,475	9.6%

Occupancy	32.9%		1.7%		24.7%		29.4%
Average daily rate (ADR)	$202.12		$181.66		$197.97		$201.51
RevPAR	$66.51		$3.05		$48.98		$59.20
OtherPAR	$79.12		$8.15		$62.60		$101.65
Total RevPAR	$145.63		$11.20		$111.58		$160.85

Gaylord Opryland
Revenue	$45,002		$1,320		$66,761		$77,447
Operating income (loss)	$3,201	7.1%	$(23,004)	-1742.7%	$(8,549)	-12.8%	$(8,999)	-11.6%
Depreciation & amortization	8,554		8,818		17,137		17,616
Gain on sale of assets	-		-		(317)		(1,261)
Non-cash lease (revenue) expense	-		(18)		2		(40)
Adjusted EBITDAre	$11,755	26.1%	$(14,204)	-1076.1%	$8,273	12.4%	$7,316	9.4%

Occupancy	40.2%		0.9%		29.3%		30.6%
Average daily rate (ADR)	$216.09		$172.28		$214.22		$194.22
RevPAR	$86.88		$1.55		$62.76		$59.51
OtherPAR	$84.35		$3.47		$64.95		$87.83
Total RevPAR	$171.23		$5.02		$127.71		$147.34

Gaylord Palms
Revenue	$32,702		$814		$47,819		$46,189
Operating income (loss)	$2,380	7.3%	$(13,801)	-1695.5%	$(3,637)	-7.6%	$(6,729)	-14.6%
Depreciation & amortization	5,302		4,126		9,426		8,410
Preopening costs	217		59		615		166
Non-cash lease expense	1,102		1,136		2,204		2,271
Adjusted EBITDAre	$9,001	27.5%	$(8,480)	-1041.8%	$8,608	18.0%	$4,118	8.9%

Occupancy	52.2%		0.8%		38.9%		31.7%
Average daily rate (ADR)	$199.63		$129.79		$197.28		$215.60
RevPAR	$104.17		$1.01		$76.82		$68.29
OtherPAR	$128.47		$5.30		$101.60		$110.94
Total RevPAR	$232.64		$6.31		$178.42		$179.23

Gaylord Texan
Revenue	$34,069		$5,472		$52,427		$61,468
Operating income (loss)	$3,278	9.6%	$(12,097)	-221.1%	$(1,503)	-2.9%	$1,282	2.1%
Depreciation & amortization	6,194		6,394		12,423		12,857
Adjusted EBITDAre	$9,472	27.8%	$(5,703)	-104.2%	$10,920	20.8%	$14,139	23.0%

Occupancy	43.7%		5.0%		33.2%		30.6%
Average daily rate (ADR)	$203.43		$185.45		$198.82		$203.14
RevPAR	$88.88		$9.20		$66.06		$62.23
OtherPAR	$117.51		$23.95		$93.62		$123.95
Total RevPAR	$206.39		$33.15		$159.68		$186.18

RYMAN HOSPITALITY PROPERTIES, INC. AND SUBSIDIARIES

SUPPLEMENTAL FINANCIAL RESULTS

HOSPITALITY SEGMENT ADJUSTED EBITDAre RECONCILIATIONS AND OPERATING METRICS

Unaudited

(in thousands)

	Three Months Ended Jun. 30,				Six Months Ended Jun. 30,
	2021		2020		2021		2020
	$	Margin	$	Margin	$	Margin	$	Margin
Gaylord National
Revenue	$2,311		$529		$3,568		$49,923
Operating loss	$(15,051)	-651.3%	$(40,063)	-7573.3%	$(29,574)	-828.9%	$(52,984)	-106.1%
Depreciation & amortization	7,173		6,925		14,039		13,866
Credit loss on held-to-maturity securities	-		19,145		-		24,973
Interest income on Gaylord National bonds	1,404		1,733		2,725		3,198
Adjusted EBITDAre	$(6,474)	-280.1%	$(12,260)	-2317.6%	$(12,810)	-359.0%	$(10,947)	-21.9%

Occupancy	0.0%		0.0%		0.0%		26.0%
Average daily rate (ADR)	$-		$-		$-		$207.14
RevPAR	$-		$-		$-		$53.77
OtherPAR	$12.72		$2.91		$9.87		$83.65
Total RevPAR	$12.72		$2.91		$9.87		$137.42

Gaylord Rockies
Revenue	$18,338		$1,806		$30,308		$56,404
Operating loss (1)	$(20,596)	-112.3%	$(28,269)	-1565.3%	$(45,295)	-149.4%	$(30,008)	-53.2%
Depreciation & amortization	22,617		22,672		45,308		45,281
Adjusted EBITDAre (1)	$2,021	11.0%	$(5,597)	-309.9%	$13	0.0%	$15,273	27.1%

Occupancy	25.7%		0.8%		21.6%		29.1%
Average daily rate (ADR)	$199.69		$394.44		$189.92		$206.04
RevPAR	$51.38		$3.29		$40.98		$59.96
OtherPAR	$82.87		$9.93		$70.57		$146.51
Total RevPAR	$134.25		$13.22		$111.55		$206.47

The AC Hotel at National Harbor
Revenue	$1,459		$146		$2,264		$1,995
Operating loss	$(376)	-25.8%	$(978)	-669.9%	$(1,141)	-50.4%	$(1,295)	-64.9%
Depreciation & amortization	328		329		657		665
Adjusted EBITDAre	$(48)	-3.3%	$(649)	-444.5%	$(484)	-21.4%	$(630)	-31.6%

Occupancy	49.7%		7.8%		41.5%		25.7%
Average daily rate (ADR)	$153.50		$116.11		$142.54		$192.63
RevPAR	$76.30		$9.04		$59.19		$49.52
OtherPAR	$7.19		$(0.71)		$5.94		$7.56
Total RevPAR	$83.49		$8.33		$65.13		$57.08

The Inn at Opryland (2)
Revenue	$1,807		$218		$2,343		$2,550
Operating loss	$(153)	-8.5%	$(1,120)	-513.8%	$(1,161)	-49.6%	$(1,456)	-57.1%
Depreciation & amortization	319		324		645		662
Transaction costs of acquisitions	75		-		75		-
Adjusted EBITDAre	$241	13.3%	$(796)	-365.1%	$(441)	-18.8%	$(794)	-31.1%

Occupancy	42.2%		5.0%		29.1%		25.4%
Average daily rate (ADR)	$126.51		$97.04		$120.45		$133.43
RevPAR	$53.38		$4.81		$35.07		$33.85
OtherPAR	$12.23		$3.12		$7.69		$12.41
Total RevPAR	$65.61		$7.93		$42.76		$46.26

(1)	Operating loss and Adjusted EBITDAre for Gaylord Rockies for the three months and six months ended June 30, 2021 exclude forgiven asset management fees previously owed to RHP of $0.4 million and $0.3 million, respectively. Operating loss and Adjusted EBITDAre for Gaylord Rockies for the three months and six months ended June 30, 2020 exclude asset management fees owed to RHP of $0 and $0.6 million, respectively.

(2)	Includes other hospitality revenue and expense